                                                                   Exhibit 3-184
--------------------------------------------------------------------------------

     STATE OF DELAWARE
     SECRETARY OF STATE
  DIVISION OF CORPORATIONS
FILED 09:00 A.M. 11/10/1992
    702315015 - 2315469


                       CERTIFICATE OF LIMITED PARTNERSHIP

                                       OF

                   HOLLY MANOR ASSOCIATES OF NEW JERSEY, L.P.

                   ------------------------------------------

   This Certificate of Limited Partnership is being executed on November 10, 1992, for the purpose of forming a limited partnership pursuant to the Delaware Revised Uniform Limited Partnership Act.
   NOW, THEREFORE, the undersigned herby certifies as follows:
   1. Name. The name of the limited partnership is Holly Mannor Associates of New Jersey L.P. (the "Partnership").
   2. Registered Office and Registered Agent. The registered office of the Partnership in the State of Delaware is located at 15 North Street, Dover, Delaware 19901. The name of the registered agent of the Partnership for service of process at such address is National Corporate Research, Ltd.
   3. Name and Business Address of General Partner. The name of the general partner is Encare of Mendham, Inc. a New Jersey corporation, having a mailing address of 41 Hackensack Avenue, Hackensack, New Jersey 07601.

   IN WITNESS WHEREOF, the undersigned has caused this Certificate to be duly executed on the day and year first above written.

                             GENERAL PARTNER:
                             ENCARE OF MENDHAM, INC.
                             -------------------------------


                             By: /s/ Daniel E. Straus
                                 ---------------------------
                                 (Name and Title)
                                 Daniel E. Straus, President

                                                          STATE OF DELAWARE
                                                         SECRETARY OF STATE
                                                      DIVISION OF CORPORATIONS
                                                     FILED 09:00 A.M. 05/19/1995
                                                         950111540 - 2315469


                            CERTIFICATE OF AGREEMENT

                                       OF

                   HOLLY MANOR ASSOCIATES OF NEW JERSEY, L.P.



                   Under and Pursuant to Section 17-202 of the
                        Delaware Limited Partnership Act

   The undersigned being a general partner(s) of HOLLY MANOR ASSOCIATES OF NEW JERSEY. L.P. does hereby certify:

   FIRST: The name of the limited partnership is HOLLY MANOR ASSOCIATES OF NEW JERSEY, L.P.

   SECOND: The Paragraph relating to the registered office and registered agent of the Partnership is hereby amended to read as follows:

      "The Partnerships registered office in the State of Delaware is located at c/o United Corporate Services, Inc., 15 East North Street, Dover, Delaware 19901. The registered agent of the Partnership for service at such address is United Corporate Services, Inc."

   IN WITNESS WHEREOF, the undersigned has duly executed this certificate this 18th day of May 1995.

                             ENCARE OF MENDHAM, INC.
                               (a New Jersey Corporation)


                             S/PAUL D. KLAUSNER
                             --------------------------------
                             Paul D. Klausner, Vice President

    STATE OF DELAWARE
    SECRETARY OF STATE
 DIVISION OF CORPORATIONS
FILED 10:00 AM 06/02/1998
   981210444 - 2315469



                            CERTIFICATE OF AMENDMENT

                                     OF THE

                       CERTIFICATE OF LIMITED PARTNERSHIP

                                       OF

                   HOLLY MANOR ASSOCIATES OF NEW JERSEY, L.P.


   The undersigned, desiring to amend the Certificate of Limited Partnership of Holly Manor Associates of New Jersey, L.P. pursuant to the provisions of Section 17-202 of the Revised Uniform Limited Partnership act of the State of Delaware, does hereby certify as follows:

   FIRST: The name of the Limited Partnership is Holly Manor Associates of New Jersey, L.P.

   SECOND: Article Two of the Certificate of Limited Partnership shall be amended as follows:

   "The Partnerships registered office in the State of Delaware is located at c/o The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware, 19801. The registered agent of the Partnership for service at such address is The Corporation Trust Company".


   IN WITNESS WHEREOF, the undersigned executed this Amendment to the Certificate of Limited Partnership on this Fifteenth day of May, 1998.

                             Holly Manor Associates of New Jersey, L.P.
                             By: /s/ James V. McKeon
                                 -----------------------------
                                 ***Name of General Partner***
                             James V. McKeon, V.P. of Encare of
                             Mendham, L.L.C., The General Partner
                             of Holly Manor Associates of
                             New Jersey, L.P.

                                                           STATE OF DELAWARE
                                                           SECRETARY OF STATE
                                                        DIVISION OF CORPORATIONS
                                                       FILED 04:30 AM 06/28/1999
                                                          991264676 - 2315469


                               STATE OF DELAWARE
                         CERTIFICATE TO RESTORE TO GOOD
                    STANDING A DELAWARE LIMITED PARTNERSHIP
                       (Pursuant to Title 6, See. 17-1109)

1.   Name of Limited Partnership:
     HOLLY MANOR ASSOCIATES OF NEW JERSEY, L.P.

2.   Date of original filing with Delaware Secretary of State:
     November 10, 1992

I, Ira C. Gubernick, Vice President of the general partner of the above-named limited partnership do hereby certify that this limited partnership is paying all annual taxes, penalties, and interest due to the State of Delaware.

I do hereby request this limited partnership be restored to Good Standing.

                             BY: Encare of Mendham Inc., general partner



                                 /s/ Ira C. Gubernick
                                 ------------------------------------------
                                 Ira C. Gubernick
                                 Vice President, Office of the Chairman and
                                 Corporate Secretary

                                                         State of Delaware
                                                         Secretary of State
                                                      Division of Corporations
                                                   Delivered 12:25 PM 11/25/2003
                                                     FILED 11:04 AM 11/25/2003
                                                    SRV 030758237 - 2315469 FILE


                            CERTIFICATE OF AMENDMENT

                                       TO

                       CERTIFICATE OF LIMITED PARTNERSHIP

                                       OF

                   HOLLY MANOR ASSOCIATES OF NEW JERSEY, L.P.


   It is hereby certified that:

         FIRST: The name of the limited partnership (the "Partnership") is Holly Manor Associates of New Jersey, L.P.

         SECOND: Pursuant to the provisions of the Delaware Revised Uniform Limited Partnership Act 6 Del. C. ss.17-202, Article 3 of the Certificate of Limited Partnership of Holly Manor Associates of New Jersey, L.P. is hereby amended to read as follows:

    "3. Name and Business Address of General Partner.
    The name of the general partner is Encare of Mendham, L.L.C., a New Jersey limited liability company, having a mailing address of c/o Genesis HealthCare Corporation, 101 East State Street, Kennett Square, PA 19348."



    The undersigned, the general partner of the Partnership, executed this Certificate of Amendment as of the 24th day of November, 2003.

                             ENCARE OF MENDHAM, L.L.C.

                             By: Century Care Management, Inc., its manager

                                 By: /s/ Barbera J. Hauswald
                                     ------------------------------------------
                                 Name:  Barbera J. Hauswald
                                 Title: Senior Vice President and Treasurer